SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                       ----------------------------------
                                    FORM 8-K

                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                             --------------------

Date of Report (Date of earliest event reported):  May 19, 1999
                                                   ------------

                        OPTICAL COATING LABORATORY, INC.
            (Exact name of registrant as specified in its charter)
                        ________________________________

DELAWARE                     0-2537                     68-0164244
(State or other       (Commission File No.)          (I.R.S. Employer
jurisdiction of                                      Identification No.)
incorporation or
organization)


            2789 NORTHPOINT PARKWAY, SANTA ROSA, CA 95407-7397
 (Address, including zip code, of registrant's principal executive offices)

      Registrant's telephone number, including area code: (707) 545-6440


Item 5.   Other Events
          ------------

     On May 19, 1999, Optical Coating Laboratory, Inc., a Delaware corporation, made the following announcement:


Optical Coating Laboratory, Inc. and Subsidiaries Announce
Second Quarter 1999 Earnings

    SANTA ROSA, Calif., May 19, 1999 -- Optical Coating Laboratory,Inc.
(OCLI) (Nasdaq: OCLI) today announced results for its second quarter of fiscal year 1999. Revenues for the second quarter of 1999 totaled
$84.0 million, an increase of 31% over revenues of $64.3 million in the second quarter of 1998. Included in the second quarter of 1998 are revenues of$3.3 million reported by the Company's MMG division which was sold at the beginning of fiscal year 1999. MMG's income from operations and net income for the second quarter of 1998 were not material.

Income from operations for the second quarter of fiscal 1999 totaled
$8.2 million which represents an increase of 26% over $6.5 million reported in the second quarter of 1998. Net income applicable to common stock totaled $4.8 million, or $.34 per share on a diluted basis, compared to $.25 per share on a diluted basis for the second quarter 1998. This includes a loss of $934,000 on the sale of a large continuous production platform taken out of service in fiscal year 1998.

    On February 22, 1999, the Company announced the acquisition of OPKOR, Inc. (OPKOR), a Rochester, New York-based optical design and manufacturing company specializing in precision polymer optics components and assemblies. This transaction closed on March 26, 1999. OPKOR results for the quarter were not material.

    As of April 30, 1999, OCLI's order backlog totaled $89.3 million compared to $70.3 million at April 30, 1998 and $78.2 million at October 31, 1998 adjusted to exclude MMG.

    Except for historical information contained herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. Actual results may vary significantly based on a number of factors including, but not limited to: product development, commercialization and technological difficulties; manufacturing cost, yield and throughput issues associated with initiating production at new facilities; the impact of competitive products and pricing; changing customer requirements and buying patterns; timely availability and acceptance of new products; and the change in economic conditions of the various markets served by OCLI and its Subsidiaries.

    Optical Coating Laboratory, Inc. (OCLI) is a worldwide leader in optical thin film coating technologies. OCLI's products are found in many applications including computer displays, telecommunications equipment, photocopiers, fax machines, medical and analytical instruments, communications satellites and aerospace and defense systems. Flex Products, Inc., OCLI's wholly owned subsidiary, designs and manufactures thin film coatings on flexible substrates using high vacuum roll-to-roll processes. Flex supplies critical pigments for use in anti-counterfeiting applications, energy conserving window film for residential, commercial, and automotive applications and ChromaFlair(R) light interference pigments for commercial paints. For more information about OCLI, visit its web site at www.ocli.com.

              OPTICAL COATING LABORATORY, INC. AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SELECTED
                                FINANCIAL DATA
               (Dollars in thousands, except per share amounts)
                                 (Unaudited)

                            Three Months Ended           Six Months
Ended
                          April 30,     April 30,     April 30,  April 30,
                             1999          1998         1999       1998
                          ---------     ---------     ---------  ---------
Revenues                   $83,994       $64,345     $153,845    $117,718
Cost of sales               57,650        42,484      106,282    78,719
Gross profit                26,344        21,861       47,563    38,999

Operating Expenses:
 Research and development    5,450         4,026       10,094     7,847
 Selling and administrative 11,205        11,171       21,398    20,659
 Loss on asset disposal        934                        934
 Legal settlement, net                                 (2,960)
 In-process research
    and development                                     2,906
 Amortization of intangible
    assets                     580           198          797       398
 Total operating expenses   18,169        15,395       33,169    28,904
 Income from operations      8,175         6,466       14,394    10,095

Other income:
 Interest income               304            81          622       165
 Interest expense           (1,028)         (927)      (1,987)   (1,735)
 Income before provision
   for income taxes and
   minority interest         7,451         5,620       13,029     8,525

 Provision for income taxes  2,683         2,163        5,737     3,325
 Minority interest              --           408          491       555
 Net income                  4,768         3,049        6,801     4,645
 Dividend on convertible
   redeemable preferred stock   --           125           --       250
 Net income applicable
   to common stock          $4,768        $2,924       $6,801    $4,395
 Net income per share,
    basic                    $0.38         $0.27        $0.55     $0.41
 Net income per share,
    diluted                  $0.34         $0.25        $0.51     $0.38
 Average shares outstanding 12,400        10,903       12,273    10,767
 Average shares and common
    equivalent shares       13,827        11,553       13,350    11,478
 Orders booked (excluding
    MMG in 1998)           $93,843       $73,269     $164,152  $129,303
 Backlog of orders
   (excluding MMG in 1998) $89,251       $73,795      $89,251   $73,795

Revenues by Geographic
 Destination:
 U.S.A.                    $26,756       $26,525      $49,013   $47,511
 Canada and Other Americas  30,400        13,275       53,127    21,554
 Europe and Other           16,705        15,876       32,799    32,507
 Asia and Pacific Rim       10,133         8,669       18,906    16,146
Total Revenues             $83,994       $64,345     $153,845  $117,718

              OPTICAL COATING LABORATORY, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED BALANCE SHEETS
               (Dollars in thousands, except per share amounts)
                                 (Unaudited)

                                              April 30,     Oct. 31,
  ASSETS                                         1999         1998
                                              _________     ________
    Current Assets:
      Cash and short-term investments           $34,978      $40,880
      Accounts receivable, net                   35,835       38,585
      Inventories                                20,958       25,233
      Deferred income tax assets                  5,358        9,311
      Other current assets                        3,383        1,822
        Total Current Assets                    100,512      115,831

    Other Assets and Investments                 30,598        4,867

    Property, Plant and Equipment               190,968      189,228
      Less accumulated depreciation            (93,565)      (96,340)
          Property, Plant and Equipment - Net    97,403       92,888
    Total Assets                               $228,513     $213,586

    LIABILITIES AND STOCKHOLDERS' EQUITY

    Current Liabilities:
      Accounts payable                           $9,569       $8,423
      Accrued expenses                            7,958        9,935
      Accrued compensation expenses              10,164       10,365
      Current maturities on long-term debt        5,395        6,026
      Notes payable                               5,450        4,483
      Income taxes payable                          178          708
      Deferred revenue                            5,483          761
        Total Current Liabilities                44,197       40,701

    Accrued Postretirement Health Benefits
     and Pension Liabilities                      2,300        2,241
    Deferred Income Tax Liabilities               9,308        3,528
    Long-term Debt and Other Liabilities         52,390       52,373
    Minority Interest                                --       12,520
    Stockholders' Equity                        120,318      102,223
      Total Liabilities
         and Stockholders' Equity              $228,513     $213,586


                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act
of 1934, the Registrant has duly caused this report to be
signed on its behalf by the undersigned thereunto duly
authorized.
Dated:    May 19, 1999


                              OPTICAL COATING LABORATORY, INC.
                                       (Registrant)



                              By    /s/ CRAIG B. COLLINS
                                 ---------------------------
                                 Craig B. Collins
                                 Vice President, Finance
                                 and Chief Financial Officer